UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of

 The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)

February 28, 2012

ATC Venture Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-68570	42-1523809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 400
Minnetonka, MN 55345
(Address of principal executive offices, including zip code)

(952) 215-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 28, 2012, the Company received notice from the NYSE American Stock Exchange (“NYSE Amex”) notifying it that NYSE Amex had accepted its plan of compliance and granted it an extension until April 16, 2012 to regain compliance with the NYSE Amex continued listing standards.  A copy of the NYSE Amex letter is furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 5, 2012

99.2	Letter from NYSE American Stock Exchange, dated February 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC VENTURE GROUP INC.

Date: March 5, 2012	By:	/s/Robert Davis
Robert Davis
Chief Executive Officer, Chief Operating Officer and
Chief Financial Officer